Exhibit 99.1

SWM and Neenah Announce Executive Leadership Team and Operational Structure for Combined Company Post Close

ALPHARETTA, GEORGIA – May 17, 2022 – Schweitzer-Mauduit International, Inc. (NYSE: SWM) (“SWM”) and Neenah, Inc. (NYSE: NP) (“Neenah”), two leading global manufacturers of specialty materials, today announced the future executive leadership team and operating structure for the combined company, effective upon completing their pending merger.

Executive Leadership Team

As previously announced, Julie Schertell, President and Chief Executive Officer of Neenah, will serve as President, Chief Executive Officer, and a member of the Board of Directors. Dr. Jeff Kramer, Chief Executive Officer of SWM, will serve as a strategic advisor. John D. Rogers, Non-Executive Chairman of the SWM Board, will serve as Non-Executive Chair of the Board of Directors. The senior leadership team announced today includes:

•	Omar Hoek, Chief Operating Officer

•	Andrew Wamser, Chief Financial Officer

•	Ricardo Nuñez, General Counsel, Secretary & Chief Compliance Officer

•	Natalie Poteran, Chief Transformation Officer

•	Sarma Malladi, Chief Information Officer

•	Mike Rickheim, Chief Human Resources & Administrative Officer

Two Reporting Segments

Upon closing, the new company will report results from two reporting segments: Advanced Technical Materials and Fiber-Based Solutions. The Advanced Technical Materials segment will deliver solutions that filter and purify air and liquids, support adhesive and protective applications, advance healing and wellness, and solve some of material science’s most demanding performance needs. The Fiber Based Solutions segment will leverage the combined company’s extensive natural fiber capabilities to provide specialty solutions for various end-uses, including sustainable packaging, imaging & communications, home & office, consumer goods, and other applications.

“Establishing this leadership team and business structure is an important milestone in bringing together our two talented organizations,” said Schertell. “The merger of Neenah and SWM has tremendous potential, driven by the compelling strategic fit of our businesses, significant synergy opportunity, and benefits of additional scale. With a broader portfolio of products, expanded technology suite, and enhanced geographic presence, we will be stronger together and well-positioned for growth. We are combining our collective leadership strengths, capabilities, and experiences to assemble a powerful executive team that will drive growth, expand our position as a leader in specialty materials, and deliver on the promise of our combination, creating value for our customers, employees, and shareholders.”

Dr. Kramer commented, “Having a strong and experienced leadership team on day one is critical as we work to deliver on the substantial, attainable value-creating opportunities ahead and realize the full potential of this transformational merger. As Julie and I work together, our goal is to create a unified model to deliver on the promise of this combination. I look forward to continued progress on our integration plans as we build a company that is well-positioned to succeed with a best-in-class product portfolio and deep expertise in material science and engineering technologies that will drive innovation and solve our customers’ toughest challenges.”

As previously announced, on March 28, 2022, SWM and Neenah agreed to combine in an all-stock merger of equals to create a ~$3 Billion global leader in specialty materials and solutions. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) expired on May 12, 2022, satisfying one of the conditions to the closing of the transaction. The transaction is expected to close in the second half of 2022, subject to Neenah and SWM shareholder approval and other customary closing conditions.

About SWM

Schweitzer-Mauduit International, Inc., operating as SWM International, is a leading global performance materials company focused on finding ways to improve everyday life by bringing best-in-class innovation, design, and manufacturing solutions to our customers. Our highly engineered films, adhesive tapes, foams, nets, nonwovens, and papers are designed and manufactured using resins, polymers, and natural fibers for a variety of industries and specialty applications. SWM and its subsidiaries manufacture on four continents, conduct business in over 90 countries and employ approximately 5,000 people worldwide. For further information, please visit SWM’s website at www.swmintl.com.

About Neenah, Inc.

Neenah is a leading global manufacturer of specialty materials serving customers across six continents, with headquarters in Alpharetta, Georgia. We are focused on growing filtration media, specialty coatings, engineered materials, and imaging & packaging. Our materials are used in various products every day, such as transportation and water filters, premium packaging of spirits, technology and beauty products, industrial labels, tapes and abrasives, and digital printing for high-end apparel. To learn more, please visit www.neenah.com.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which SWM and Neenah operate and beliefs of and assumptions made by SWM management and Neenah management, involve uncertainties that could significantly affect the financial condition, results of operations, business plans and the future performance of SWM, Neenah or the combined company. Words such as “believes,” “anticipates,” “expects,” “assumes,” “outlook,” “intends,” “targeted,” “estimates,” “forecasts,” “projects,” “plans,” “may,” “could,” “should,” “would” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Such forward-looking statements include, but are not limited to, statements about the strategic rationale and financial benefits of the transaction, including expected future financial and operating results and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to projections of revenue, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; statements of plans and objectives of SWM or Neenah or their respective management or Board of Directors, including those relating to products or services; and statements of future economic performance — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in SWM’s and Neenah’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of SWM and Neenah to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against SWM, Neenah or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals required for the merger are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by SWM shareholders and Neenah shareholders on the expected terms and schedule; difficulties and delays in integrating SWM and Neenah businesses; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; business disruptions from the proposed merger that will harm SWM’s or Neenah’s business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, including as it relates to SWM’s or Neenah’s ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; the substantial indebtedness SWM expects to incur and assume in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; the possibility that SWM may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Neenah’s operations with those of SWM; failing to comply with the applicable laws or legal or regulatory developments; inflation, currency and interest rate fluctuations; the ability of SWM or Neenah to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the duration and effects of the COVID-19 pandemic, general economic and business conditions, particularly in the context of the COVID-19 pandemic; increases in maintenance and operating costs; security threats; reliance on technology and related cybersecurity risk; trade restrictions or other changes to international trade arrangements; transportation of hazardous materials; various events which could disrupt operations, including geopolitical events, wars, conflicts, illegal blockades of rail networks, and natural events such as severe weather, droughts, fires, floods and earthquakes; climate change; labor negotiations and disruptions; environmental claims; uncertainties of investigations, proceedings or other types of claims and litigation; risks and liabilities arising from train derailments; timing and completion of capital programs; uncertainty as to the long-term value of the common stock of SWM following the merger, including the dilution caused by SWM’s issuance of additional shares of its common stock in connection with the transaction; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which SWM and Neenah operate; and events beyond SWM’s or Neenah’s control, such as acts of terrorism.

Any forward-looking statements speak only as of the date of this communication or as of the date they were made, and neither SWM nor Neenah undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SWM’s and Neenah’s most recent annual reports on Form 10-K for the year ended December 31, 2021, quarterly reports on Form 10-Q for the period ended March 31, 2022, and any material updates to these factors contained in any of SWM’s and Neenah’s future filings with the SEC.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information and Where to Find It

In connection with the proposed Merger, on May 4, 2022 SWM filed with the SEC a registration statement on Form S-4 to register the shares of SWM’s common stock to be issued in connection with the Merger (which registration statement has not yet been declared effective). The registration statement includes a preliminary joint proxy statement/prospectus which is not complete and will be further amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT SWM, NEENAH AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from SWM at its website, www.swmintl.com, or from Neenah at its website, www.neenah.com. Documents filed with the SEC by SWM will be available free of charge by accessing SWM’s website at www.swmintl.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to SWM at 100 North Point Center East, Suite 600, Alpharetta, Georgia 30022, Attention: Investor Relations (1-800-514-0186), and documents filed with the SEC by Neenah will be available free of charge by accessing Neenah’s website at www.neenah.com under the heading Investor Relations or, alternatively, by directing a request by telephone or mail to Neenah at 3460 Preston Ridge Road, Alpharetta, Georgia 30005, Attention: Investor Relations: (678-566-6500).

Participants in the Solicitation

SWM and Neenah and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Neenah and SWM in connection with the proposed Merger under the rules of the SEC. Information about SWM’s directors and executive officers is available in SWM’s proxy statement dated March 18, 2022 for its 2022 Annual Meeting of Shareholders. Information about Neenah’s directors and executive officers is available in Neenah’s proxy statement dated April 8, 2022 for its 2022 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC’s website at www.sec.gov or from Neenah or SWM using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Investor Contacts
Neenah, Inc.	SWM International
Kyle Anderson	Mark Chekanow
Vice President, Corporate Strategy and Investor Relations	Director, Investor Relations
(678) 518-3278	(770) 569-4229
investors@neenah.com	investors@swmintl.com

Media Contacts
Neenah, Inc.	SWM International
Missy Elam	Mary Gibson
Director, Corporate Communications	Director, Enterprise Communications
media@neenah.com	mgibson@swmintl.com
(678) 518-3263	(770) 569-4328